Filed Pursuant to Rule 497(a)
File No. 333-175654

FSIC II Fund Overview Investor Relations Contact Us Advisor Login Investor Login Access to the world of private debt for the investing public Thank you for your interest in FS Investment Corporation II. "FSIC II" is an alternative investment product sponsored by Franklin Square Capital Partners that: Focuses on generating income with potential growth in value. Invests primarily in floating rate senior secured loans of private companies in the U.S. Offers individuals the ability to invest in private debt at a low investment minimum because FSIC II was established as a Business Development Company or BDC. Gives investors access to the institutional-style investment strategy of a leading alternative asset manager, GSO / Blackstone. With FSIC II, investors looking for alternative sources of income can bring more diversification and stability to their portfolios with an asset class that has demonstrated low correlation to traditional assets. Read about the benefits of this investment opportunity.We welcome advisers and investors to learn about how FSIC II might fit into your investment strategy. Keep in mind, an investment in FS Investment Corporation II is subject to significant risks and may be considered speculative. Read Risk Factors This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made to New York investors except by a prospectus filed with the Department of Law of the State of New York. Neither the SEC, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.Note: To invest in the Fund, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states, including Idaho, Iowa, Kansas, Maine, Massachusetts, North Dakota, Oklahoma, Oregon and Washington, impose different suitability standards. Please consult the prospectus for details.Terms of Use Privacy Policy Corporate Governance What's New 06.18.2012 — FS Investment Corporation II Commences Operations XX.XX.XXXX — Press Release 2 XX.XX.XXXX — Press Release 3 Fund Overview Investments BDCs Risk Factors Offering Brochure Prospectus & Supplements Account Change Forms Subscription Agreement